UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2019

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 862-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FTSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, Boon Sim submitted a resignation letter resigning from his position as a director of FTS International, Inc. (the “Company”) and as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of the Company, with such resignation to be effective as of December 12, 2019. In accordance with the Investors’ Rights Agreement, dated as of February 1, 2018, by and among the Company, Maju Investments (Mauritius) Pte Ltd (“Maju”) and CHK Energy Holdings, Inc., Maju, the Company’s largest stockholder, designated John Vaske as its nominee to fill the vacancy on the Board created by Mr. Sim’s resignation.

On December 12, 2019, the Board appointed Mr. Vaske as a Class I director to fill the vacancy on the Board created by Mr. Sim’s resignation effective as of December 12, 2019 with a term set to expire at the 2022 annual meeting of stockholders. Mr. Vaske will also serve as member of the Compensation Committee and the Nominating and Corporate Governance Committee effective as of December 12, 2019.

In connection with his appointment, Mr. Vaske will enter into the Company’s standard indemnification agreement for directors.

There are no transactions or relationships between Mr. Vaske and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.13 of Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-215998), filed on May 5, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS INTERNATIONAL, INC.

By:	/s/ Jennifer Keefe
Name: Jennifer Keefe
Title: Senior Vice President, General Counsel and Chief Compliance Officer

Date: December 13, 2019